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NATIONSBANK

                                MASTER EQUIPMENT                           LEASE
NATIONSBANC LEASING CORPORATION  LEASE AGREEMENT              NUMBER 08713-00300
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THIS MASTER EQUIPMENT LEASE AGREEMENT (this "Lease") dated as of August 16,
1995, between NationsBanc Leasing Corporation ("Lessor"), a corporation organized under the laws of North Carolina, having its chief executive office at 2300 Northlake Centre Drive, Suite 300, Tucker GA 30084, and Teletech Holdings, Inc. ("Lessee"), a Delaware corporation of 1700 Lincoln Street, Suite 1400, Denver, CO 80203 hereby agree as follows.

1. LEASE AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lessor shall lease to Lessee, and Lessee shall hire from Lessor, the units of personal property (collectively with all attached parts, replacements, additions, accessions and accessories attached thereto, the "Equipment") described in one or more equipment schedules (each a "Schedule") which incorporate by reference this Master Equipment Lease Agreement. Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee. Until a Schedule is duly signed and delivered by Lessor, a Schedule signed and delivered by Lessee constitutes an irrevocable offer by Lessee to lease the Equipment described in such Schedule from Lessor.

2. TERM OF LEASE; RENTALS AND DEPOSIT. The lease term with respect to any Equipment covered by a Schedule shall consist of an "Interim Term" and a "Base Term" as provided in the Schedule covering such Equipment. Lessee shall pay rent for the Interim Term ("Interim Rent") as provided and in amounts determined by Lessor as set forth in the applicable Schedule, and shall pay rent for the Base Term ("Base Rent") in such amounts and at such times as shall be specified in the applicable Schedule. At the time Lessee signs and delivers a Schedule, Lessee shall deposit with Lessor such additional sum ("Security Deposit"), if any, specified in the Schedule as security for the payment and performance of any obligation of Lessee hereunder.

3.   LOCATION AN USE OF EQUIPMENT.   Each item of Equipment shall at all times
be and remain in the possession and control of Lessee at the address stated in the Schedule covering such item. Lessee will use, operate, protect, and maintain the Equipment in compliance with all applicable insurance policies, laws, ordinances, rules, regulations, and manufacturer's instructions. The Equipment shall be used solely for commercial or business purposes, and not for any consumer, personal home, or family purpose. Lessee shall not, through modifications, alterations or any other method, impair the originally intended function of any Equipment without the prior written consent of Lessor. Any replacement or substitution of parts, improvements or additions to the Equipment made by Lessee shall become and remain the property of Lessor. If requested by Lessor, Lessee shall cause each item of Equipment to be and remain plainly and conspicuously marked by insignia, stenciling, plaques, tags, decals or other
forms of notice to disclose Lessor's ownership of the Equipment.   Lessee shall
keep the Equipment free and clear of any liens, encumbrances, claims and charges (except for those created expressly by Lessor) and shall not in any way encumber its rights hereunder or under any Schedule.

4. TAXES. Lessee shall reimburse Lessor on demand for all taxes assessments and other governmental charges paid by Lessor in connection with the Equipment or its use, ownership or operation while in Lessee's possession or the payment or receipt of rent or other charges under any Schedule, including but not limited to foreign, federal, state, county and municipal fees and taxes, ad valorem, sales, use excise, stamp and documentary taxes (other than federal and state taxes based on Lessor's net income), and all related penalties, fines and interest charges (unless any such penalties, fines, and interest charges are directly and primarily caused by Lessor's negligence). Upon Lessor's request, Lessee will immediately furnish to Lessor such information as Lessor shall require in connection with the preparation and filing of all returns relating to such taxes, assessments, or charges.

5.   NET LEASE, LOSS AND DAMAGE.
(a) Each Schedule is a net lease. All costs, expenses and other liabilities associated with the Equipment shall be borne by Lessee. Lessee's obligations under any and all Schedules are absolute and unconditional, and are not to be subject to any abatement, deferment, reduction, setoff, defense, counter claim or recoupment for any reason whatsoever.

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Except as otherwise expressly provided herein, no Schedule shall terminate nor shall the obligations of Lessee be affected, by reason of any defect or damage to, or any destruction, loss, theft, forfeiture, governmental requisition or obsolescence of the Equipment, regardless of cause.

(b) Lessee assumes all risk of damage to or loss, theft or destruction of the Equipment from any cause whatsoever from the date the Equipment is shipped by the vendor or manufacturer. In the event of loss or destruction of the Equipment from any cause whatsoever from the date the Equipment is shipped by the vendor or manufacturer but prior to its acceptance by Lessee, Lessee shall promptly pay to Lessor all sums heretofore paid by Lessor to such vendor or manufacturer and Lessor shall assign to Lessee all of its rights or causes of action, if any, against such vendor or manufacturer. In the event of damage of any kind whatsoever to any item of the Equipment on or after its acceptance by Lessee, Lessee shall, at Lessor's option, either place the same in good repair, condition or working order or if in the reasonable judgment of Lessor the Equipment is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, Lessee shall pay Lessor the Stipulated Loss Value therefor. Upon such payment, the Lease of such Equipment shall terminate and Lessee thereupon shall become entitled to such item of the Equipment "As Is and Where Is" without warranty, express or implied, with respect to any matter whatsoever. The Stipulated Loss Value of any Equipment shall be determined by Lessor in accordance with the provisions of the Schedule covering such Equipment.
Proceeds of Insurance may be available for the repair or payment of the Stipulated Loss Value, in accordance with Section 6 hereof.

6. INSURANCE. Lessee shall, at its own expense, procure and maintain the following insurance coverages on the Equipment until the Equipment is returned to Lessor or Lessee's obligations with respect thereto under any applicable Schedule are otherwise terminated: (i) insurance against theft, fire, and such other risks as Lessor shall specify or (absent any written specification by Lessor) as are customarily insured against in Lessee's trade or industry, under policies naming Lessor as loss payee and (ii) comprehensive public liability and property damage insurance, under policies naming Lessor as additional insured. Each such insurance policy shall: (a) include provisions for the protection of Lessor notwithstanding any action or inaction, neglect, breach, violation, or default of or by Lessee of any warranty, condition or declaration, (b) provide for payment of insurance proceeds to Lessor to the extent of its liability or interest, (c) provide that such policy may not be modified, terminated or canceled unless Lessor is given at least thirty (30) days' advance written notice thereof (d) provide that the coverage is "primary coverage" for the protection of Lessee and Lessor notwithstanding any other coverage carried by Lessee or Lessor protecting against similar risks or liabilities and (e) be issued in such amounts (which in the case of casualty insurance will never be less than the Stipulated Loss Value of the Equipment covered thereby), with such deductibles, by such insurance company, and otherwise in such form as shall all be reasonably satisfactory to Lessor. Lessee shall furnish Lessor with certificates or other satisfactory evidence of such insurance, and shall furnish Lessor with a renewal certificate for each policy at least ten (10) days before the policy renewal date. Lessor shall have no duty to examine any certificate or other evidence of insurance, or to advise Lessee in the event that its insurance is not in compliance with this Section 6. The proceeds of any public liability or property damage insurance shall be payable first to Lessor to the extent of its liability, if any, and the balance to Lessee. The proceeds of fire, theft, or other casualty insurance shall be payable solely to Lessor and shall be used for the repair or replacement of the affected Equipment, unless an event of default shall have occurred and be continuing, in which event such proceeds may, at Lessor's sole option, be applied toward the payment of Lessee's obligations under the applicable Schedule. Lessee hereby appoints Lessor as Lessee's agent and attorney-in-fact with full power to do all things (including but not limited to making, adjusting, and settling claims, and receiving payments and endorsing documents, checks, or drafts) necessary or advisable to secure payment due under any insurance policy contemplated hereby.

7. GENERAL INDEMNITIES. LESSEE SHALL INDEMNIFY LESSOR AGAINST ALL CLAIMS, LIABILITIES, LOSSES AND EXPENSES WHATSOEVER, INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS (EXCEPT THOSE DIRECTLY AND PRIMARILY CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), IN ANY WAY RELATING TO OR ARISING OUT OF THE EQUIPMENT OR ANY PART THEREOF, OR THE ORDERING, ACQUISITION, REJECTION, INSTALLATION, POSSESSION, MAINTENANCE, USE, OWNERSHIP, CONDITION, DESTRUCTION, RETURN, OR DISPOSITION OF THE EQUIPMENT OR ANY PART THEREOF, INCLUDING


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NEGLIGENCE AND STRICT LIABILITY IN TORT AND INCLUDING ANY INFRINGEMENT CLAIM.
LESSEES OBLIGATIONS UNDER THIS PROVISION SHALL SURVIVE ANY PARTIAL OR TOTAL TERMINATION, EXPIRATION, OR CANCELLATION OF THIS LEASE.

8.   TAX INDEMNITY.

(a) All references to "Lessor" in this Section 8 shall include each member of the affiliated group of corporations, as defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), of which Lessor is a member.

(b) Lessor and Lessee agree that Lessor shall be treated for federal, state and local income tax purposes as the owner of the Equipment and shall be entitled to take into account in computing its income tax liabilities, all items of income, deduction, credit, gain or loss relating to ownership of the Equipment as are provided under the Code and applicable state and local tax laws to owners of similar equipment (hereinafter collectively, the "Tax Benefits").

(c) If (i) Lessor shall lose, shall be delayed in claiming, shall not have a right to claim, shall be required to recapture (other than in connection with a sale of the Equipment following the end of the lease term, provided Lessee is not then in default), shall not be allowed or shall not claim as a result of a written opinion of independent tax counsel selected by Lessor to the effect that Lessor's claiming of such Tax Benefits probably would not be upheld by a court if the matter were litigated (that is, that the chances of a finding against Lessor are at least as great as the chances in favor of Lessor), all or any portion of any Tax Benefits, under any circumstances, at any times and for any reason; or (ii) the federal, state or local income tax rates in effect on the commencement date of the lease term for such Equipment (the "Tax Rates") are changed with respect to any period on or prior to the disposition of the Equipment by Lessor; or (iii) Lessor is required under Section 467 of the Code or otherwise to include in its gross income with respect to any Schedule or item of Equipment any amount at any time other than rentals and other amounts payable by Lessee hereunder at the times such amounts are payable as provided herein, then Lessor and Lessee agree that, upon Lessor's demand and at Lessor's option, either: (x) all further rental payments with respect to such Equipment, if any, shall be increased, or (y) Lessee shall pay to Lessor a lump sum amount, which shall in either case maintain the net economic after-tax yield, cash flow and rate of return Lessor originally anticipated based on the assumptions (including Tax Rates) that were originally utilized by Lessor in originally evaluating the transaction and setting the rental therefor and the other terms thereof. Lessee shall also pay to Lessor all interest, costs (including attorney's fees) and penalties associated with the loss of Tax Benefits or the change in Tax Rates, including costs of collecting amounts under this Section 8.

(d) For purposes of paragraph (c) above, Lessor shall at all times be deemed to have sufficient taxable income and tax liability to be able to utilize the Tax Benefits on a current basis and the fact that Lessor may lose Tax Benefits solely because it either (i) has insufficient taxable income or tax liability or
(ii) is subject to the alternative minimum tax shall not be taken into account.

9.   DELIVERY, ACCEPTANCE AND RETURN OF EQUIPMENT.

(a) Upon delivery to and acceptance by Lessee of any Equipment, Lessee shall execute and deliver the Schedule relating to such Equipment identifying same and acknowledging receipt thereof with all information required on the Schedule fully completed. Lessee's execution of such Schedule shall constitute acceptance of delivery of such Equipment and Lessee's acknowledgment that such Equipment is in good operating order, repair, condition and appearance, is of the manufacture, design and capacity selected by Lessee, and is suitable for the purposes for which such Equipment is leased.

(b) Subject to the provisions of any applicable Schedule, at the expiration of the lease term with respect to any Equipment, including any renewal thereof upon demand Lessee shall, at its own expense, return such Equipment to Lessor at a place reasonably designated by Lessor, in the same operating order, repair, condition and appearance as when received, reasonable wear and tear excepted.
If upon such expiration or termination Lessee does not


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immediately return an item of Equipment to Lessor, such item shall continue to be held subject to all the terms and conditions hereof and Base Rent and other charges shall continue to accrue and be payable hereunder with respect to such item until it is returned to Lessor. Payment or acceptance of any such rent or other charge shall not be deemed a waiver of any default and shall not suspend or otherwise affect any right or remedy hereunder including without limitation Lessee's obligation to return immediately (and Lessor's right to take immediate possession of) any such item.

10. MAINTENANCE. Lessee shall at its own expense, maintain and keep the Equipment in good working order, repair, appearance and condition and make all necessary adjustments and repairs thereto and replacements thereof, all of which shall become the property of Lessor.

11.  RENEWAL AND PURCHASE.   Except as set forth in the applicable Schedule,
Lessee may not renew or extend the lease term with respect to any Equipment, nor shall Lessee have any option to purchase such Equipment.

12. ASSIGNMENT OF WARRANTIES AND LIMITATION OF RESPONSIBILITY. LESSOR HEREBY TRANSFERS AND ASSIGNS TO LESSEE, TO THE EXTENT ALLOWABLE BY LAW, FOR AND DURING THE LEASE TERM OF EACH SCHEDULE WITH RESPECT TO ANY EQUIPMENT COVERED BY SUCH SCHEDULE, THE WARRANTIES, IF ANY, OF THE MANUFACTURER ISSUED ON SUCH EQUIPMENT, AND HEREBY AUTHORIZES LESSEE TO OBTAIN AT ITS OWN EXPENSE THE CUSTOMARY SERVICE FURNISHED BY THE MANUFACTURER IN CONNECTION THEREWITH. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER, THE AGENT OF A MANUFACTURER OR ENGAGED IN THE SALE OR DISTRIBUTION OF THE EQUIPMENT AND HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION AS TO MERCHANTABILITY, PERFORMANCE, CONDITION, FITNESS OR SUITABILITY OF ANY OF THE EQUIPMENT FOR THE PURPOSES OF LESSEE OR MAKE ANY OTHER REPRESENTATION WITH RESPECT THERETO. LESSOR SHALL NOT BE LIABLE TO THE LESSEE FOR ANY LOSS, CLAIM, LIABILITY, COST, DAMAGE OR EXPENSE OF ANY KIND CAUSED, OR ALLEGED TO BE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT, OR BY AN INADEQUACY THEREOF FOR ANY PURPOSE, OR BY ANY DEFECT THEREIN, OR THE USE OR MAINTENANCE THEREOF, OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THEREOF, OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE THE SAME, OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, PROFITS, CONSEQUENTIAL OR OTHER DAMAGE OF ANY NATURE. LESSEE AGREES THAT ITS OBLIGATIONS HEREUNDER SHALL NOT IN ANY WAY BE AFFECTED BY ANY DEFECT OR FAILURE OF PERFORMANCE OF EQUIPMENT.

13. PERSONAL PROPERTY. The Equipment shall remain personal property at all times, notwithstanding the manner in which it may be attached or affixed to realty, and title shall at all times continue in Lessor. Lessee warrants that at any time any of the Equipment is leased hereunder, or is removed to a new location that Lessee shall provide to Lessor written notice thereof within thirty (30) days of the date of such relocation and either (i) the premises in which such Equipment will be installed will be owned by Lessee free of any liens or encumbrances, or (ii) if not owned by Lessee free and clear of all liens or encumbrances, the owner of such premises and/or the holder of any such liens or encumbrances on such premises shall have consented and acknowledge that such Equipment is and shall remain personal property subject to all the provisions of this Lease. Lessee will obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any right in any Equipment paramount to the rights of Lessor by reason of such Equipment being deemed to be real property. If any third party should attempt to establish any legal right in any Equipment, then Lessee shall, promptly after learning thereof, notify Lessor in writing and, within thirty (30) days after the date of such notice, either (i) cause such right to be waived or eliminated to the satisfaction of Lessor or (ii) otherwise stay such action or indemnity Lessor to Lessor's satisfaction.

14.  DEFAULT AND REMEDIES.
(a) Each of the following shall constitute an event of default hereunder and under any and all Schedules then in effect (each, an "Event of Default"): (1) nonpayment when due of any installment of rent or other sum owing by Lessee hereunder, under any Schedule or under any other agreement between Lessor and Lessee if such nonpayment continues for ten (10) days; (2) Lessee's failure to perform and comply with any other provision or condition hereunder or under any
Schedule if such failure continues for ten (10) days after written notice thereof by Lessor to Lessee; (3) Lessee's attempt to sell, lease or encumber any item of the Equipment without Lessor's prior written consent, or the attachment of any lien to any such item in favor of anyone other than Lessor, or any attempted levy, seizure or attachment on such item;


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(4) any representation or warranty made by Lessee to Lessor hereunder or under any Schedule, certificate, agreement, instrument or other statement including income and financial statements, proves to have been incorrect in any material respect when made; (5) the reorganization or dissolution of Lessee or the suspension of Lessee's present business; (6) the merger, consolidation or transfer of a controlling stock interest in Lessee and such merger, consolidation or transfer materially adversely affects Lessor's ability to collect the obligations hereunder and under the Schedules; (7) Lessee's general assignment for the benefit of creditors or commencement of any voluntary case or proceeding for relief under the Bankruptcy Code, or any other present or future law for the relief of debtors, or the taking of any action to authorize or implement any of the foregoing; (8) the filing of any petition or application against Lessee under any present or future law for the relief of debtors, including proceedings under the Bankruptcy Code, or for the subjection of property of Debtor to the control of any court, receiver or agency for the benefit of creditors if such petition or application is consented to by Lessee or not dismissed within sixty (60) days from the date of filing; (9) a default exists under any other agreement or instrument of Lessee's with or in favor of Lessor or any direct or indirect affiliate of Lessor; (10) the attempted repudiation of any guaranties for obligations of Lessee to Lessor; (11) the Pension Benefit Guaranty Corporation's commencement of proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 to terminate any employee pension benefit plan of Lessee; (12) Lessee's failure to maintain any of the minimum financial covenants set forth in Section 17(b) of this Lease; or
(13) the occurrence of any event described in clauses (7), (8), (9), or (11) of this Section 14 with respect to any guarantor or the person liable for payment or performance of Lessee's obligations under this Lease.

(b) Upon the occurrence of an Event of Default, Lessor may at its option: (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants hereunder and under any or all Schedules or to recover damages for the breach thereof or (2) cancel Lessee's right of possession of any or all of the Equipment, whereupon all rights of Lessee to use the Equipment shall absolutely cease and terminate, but Lessee shall remain liable as herein provided. Upon such cancellation, Lessee shall at its own expense, immediately redeliver such Equipment to Lessor at a place within the continental United Sates designated by Lessor. If Lessee shall fail to do so, Lessor may retake possession of same, free from any right of Lessee, its successors or assigns. If Lessor elects to cancel Lessee's right of possession of any Equipment, Lessor may recover from Lessee any and all amounts that, under the terms of the applicable Schedule, are then due or that have accrued to the date of such termination, and may also recover forthwith from Lessee, as damages for loss of its bargain and not as a penalty, an amount equal to the Stipulated Loss Value of such Equipment as of the rental payment date on or next preceding the date of default. However, if Lessor recovers possession of such Equipment, Lessee's obligations under the preceding sentence shall be reduced by (1) the net amount Lessor in fact receives from the sale of any such Equipment, or (2) at Lessor's election, the present value (determined on the basis of the "Discount Rate" as hereinafter defined) of the noncancelable regularly scheduled rentals receivable under a subsequent lease of any of the Equipment, taking into account only the rentals receivable from the commencement date of such subsequent lease until the end of the lease term for such Equipment under the applicable Schedule. For purposes of this Section 14, the Discount Rate shall be a rate of interest equal to four percent (4.0%) plus the "Prime Rate" of NationsBank of Georgia, NA, Atlanta, Georgia (or any successor thereto as announced on the day on which the commencement date of such subsequent lease occurs.

(c) In addition to any amount recoverable under paragraph (b) above, Lessor may recover from Lessee all Lessor's reasonable costs and expenses incurred by reason of Lessee's breach or default, including without limitation reasonable costs and expenses of repossession storing, holding, transporting, insuring, servicing, repairing, maintaining, renting, and selling any Equipment and collecting rents and other proceeds of its disposition, and fees and expenses of attorneys in the amount fifteen percent (15%) of all amounts due on or after the time of such breach or default (but not to exceed the amount of reasonable fees and expenses actually incurred), and other professionals employed by Lessor in connection with the protection and enforcement of its title and interest in any and all Equipment and its rights under any and all Schedules. From and after the occurrence of an event of default, any installment of rent or other sum owing under any schedule that is not paid when due shall accrue interest from the date of such event of default or (if later) the date such amount


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becomes due to the date it is paid, at a per annum rate equal to the lessor of
(i) fifteen percent (15%), or (ii) the highest rate, if any, permitted by applicable law.

(d) Except as otherwise expressly provided herein, all rights and remedies of Lessor are concurrent and cumulative. The exercise or partial exercise of any remedy shall not restrict Lessor from further exercise of that remedy or any other remedy provided for herein or otherwise available under applicable law.
To the extent permitted by applicable law, Lessee waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to selL release or otherwise use or dispose of any of Equipment in mitigation of Lessor's damages or that may otherwise limit or modify any of Lessor's rights or remedies.

15. ASSIGNMENT BY LESSOR. Lessor may assign or transfer, and Lessee hereby consents to the assignment or transfer, of all or any part of any Schedule or Lessor's interest tn any Equipment without notice to Lessee. Lessee agrees that the liability of Lessee to any assignee of Lessor, or any subsequent assignee of such assignee, shall be absolute and unconditional and shall not be affected by any default hereunder of Lessor whatsoever or by any breach of any warranty, express or implied, in respect of any Equipment or Schedule. Lessee further agrees that no such assignee shall be required to assume any of the obligations of Lessor under any schedule except (i) the obligation in respect of the application of any insurance monies received by such assignee, as hereinabove provided, (ii) that the assignee shall be responsible for its own misconduct after the assignment, and (iii) that any successor lessor shall be responsible for the lessor's duties hereunder accruing after any such assignment. Lessee acknowledges that no such assignment shall materially change Lessee's duties hereunder or materially increase any burden or risk imposed on Lessee hereunder.

16. PROHIBITION OF ASSIGNMENT BY LESSEE. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER ANY SCHEDULE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF ANY EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

17.  FINANCIAL AND OTHER DATA
(a) During the term of this Lease, Lessee (i) shall furnish Lessor annual balance sheets and profit and loss statements of Lessee and of any guarantor of Lessee's obligations under any Schedule, and (ii) at Lessor's written request, shall furnish Lessor all other financial information and reports reasonably requested by Lessor at any time, including quarterly or other interim balance sheets and profit and loss statements of Lessee and of any such guarantor. Lessee shall furnish such other information as Lessor may reasonably request at any time concerning Lessee and its affairs, including without limitation information concerning the Equipment covered by a Schedule.

(b) During the term of this Lease, Lessee shall maintain the following minimum financial covenants as computed pursuant to generally acceptable accounting principles:

     (i) for each fiscal year end period, the ratio of Lessor's total liabilities to total shareholder equity shall be less than 1.00:1;

     (ii) Lessee shall maintain a minimum total shareholder equity of fourteen million dollars as of December 31, 1995, and Lessee's total shareholder equity shall increase by not less than one million dollars each fiscal quarter thereafter; and

     (iii) Lessee shall post a positive net profit for each fiscal year end period.

(c) Lessee represents and warrants that all information furnished and to be furnished by Lessee to Lessor is accurate and that all financial statements Lessee has furnished and hereafter may furnish to Lessor, including operation statements and statements of condition, are and will be prepared in accordance with generally accepted accounting principles, consistently applied, and
reasonably   reflect and will reflect, as of their respective dates, results of the operations and the financial condition of Lessee and of any other entity they purport to cover.


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18.  MISCELLANEOUS.
(a) Each Schedule is and is intended to be a lease, and Lessee does not acquire hereby or under any Schedule any right, title or interest in or to the Equipment, except the right to use the same under the conditions hereof and under the additional conditions set forth in the applicable Schedule. Lessee waives any right to assert any lien or security interest on the Equipment in Lessee's possession or control for any reason.

(b) The relationship between Lessor and Lessee shall always and only be that of lessor and lessee. Lessee shall never at any time for any purpose whatsoever be or become the agent of Lessor and Lessor shall not be responsible for the acts or omissions of Lessee or its agents.

(c) At Lessor's request, Lessee shall execute, deliver, file, and record such financing statements and other documents as Lessor shall deem necessary or advisable to protect Lessor's interest in the Equipment and to effectuate the purposes of this Lease. Lessee hereby irrevocably appoints Lessor as Lessee's agent and attorney-in-fact for Lessee to execute, deliver, file, or record any such item, and to take such action for Lessee and in Lessee's name, place and stead.

(d) Lessor, its agents and employees shall have the right to enter any property where Equipment is located and inspect any Equipment at any reasonable time. Lessor's right to inspect the Equipment is solely for the benefit of Lessor and shall not impose any obligation of any kind whatsoever on Lessor.

(e) Lessee agrees to pay Lessor a late charge equal to three percent (3%) of the rental on all rentals not paid by Lessee to Lessor within ten (10) days of when due and owing under the provisions of this Lease.

(f) To secure the full and punctual payment and performance of its obligations under each Schedule, Lessee hereby grants to Lessor a security interest in all Lessee's right, title and interest, whether now existing or hereafter arising, in, under and to each other Schedule, lease, security agreement or other agreement between Lessor and Lessee, and each item of Equipment or other tangible personal property covered thereby.

(g) Lessor's rights and remedies with respect to any of the terms and conditions of each Schedule shall be cumulative and not exclusive and shall be in addition to all other rights and remedies in its favor. Lessor's failure to enforce strictly any of the provisions of any Schedule shall not be construed as a waiver thereof or as excusing Lessee from future performance.

(h) The invalidity of any portion of this Lease or any Schedule shall not affect the force and effect of the remaining valid portions thereof.

(i) All notices shall be binding upon the parties hereto if sent to the respective addresses set forth herein, or to such other address as either party may designate in a written notice to the other party. Except as otherwise expressly provided herein, all notices shall be deemed effective when deposited in the United States mail (if sent by registered, certified or first-class mail, postage prepaid) or when received (if sent by any other means).

(j) Except as expressly provided herein, no representation, warranty, promise, guaranty or agreement, oral or written, expressed or implied has been made by either party herein with respect to any Schedule or Equipment. This Lease and the Schedules governed hereby constitute she entire agreement between the parties herein with respect to the leasing of the Equipment. Any change or modification to this Lease or any Schedule governed hereby must be made in writing and signed by the parties hereto.

(k)  To the extent permitted by applicable law, this is a "finance lease" under
Section 2A-103(g) of the Uniform Commercial Code. Lessee waives any right (i) to cancel or repudiate this Lease or any Schedule governed hereby, (ii) to reject or revoke acceptance of any item of Equipment, and (iii) to recover from Lessor any general or consequential damages, for any reason whatsoever.

(l) THIS LEASE AND EACH SCHEDULE INCORPORATING ITS TERMS AND CONDITIONS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE INTERNAL LAW OF THE STATE OF GEORGIA AS OF THO DATE HEREOF, WITHOUT GIVING EFFECT TO ANY PRINCIPLE OF CONFLICTS OF LAW OR CHOICE OF LAW THAT WOULD OTHERWISE MAKE THE LAW OF ANY OTHER JURISDICTION THE LAW GOVERNING THIS LEASE OR ANY SUCH SCHEDULE.

(m) LESSOR AND LESSEE EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER HOWEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR ANY SCHEDULE.

(n) Lessee shall reimburse Lessor upon demand for all costs and expenses incurred by Lessor in connection with the execution and delivery of this Lease and the transactions contemplated hereunder including, without limitation, any lien search and filing fees.

(o) Should Lessee give Lessor written notice of a breach of Lessor's covenant to Lessee of quiet use and enjoyment of the Equipment and, within sixty (60) days after such notice (the "Expiration Date"), Lessor shall fail to cure such breach, Lessee may, effective as of the last day of the lease month following the Expiration Date, terminate the Term of the Lease for not less than all of the Equipment by paying Lessor, in immediately available funds, the Stipulated Loss Value of the Equipment plus applicable taxes and all other charges then due and owing under the Lease. Immediately upon Lessor's receipt of such payment in full, all of Lessor's and Lessee's future obligations under the Lease shall terminate (excepting only the obligations under Section 7 of this Lease) and, promptly thereafter, Lessor shall execute and deliver to Lessee a bill of sale conveying all of Lessor's right, title and interest in and to the Equipment to Lessee, "As-Is and Where-Is" with no warranty (explicit or implicit) as to any matter whatsoever, except that no security interest, lien or encumbrance against the Equipment then exists that has been created by or through Lessor.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the date first above written.



NATIONSBANC LEASING CORPORATION (LESSOR)          Teletech Holdings, Inc.
(Lessee)


By:   /s/ James R. Bates                     By:    /s/ Steven B. Coburn
    ----------------------------------            ------------------------------
Printed Name:       James R. Bates           Printed Name:     Steven B. Coburn
             -------------------------                      --------------------
Title:      Assistant Vice President         Title:    CFO
       -------------------------------               ---------------------------

NATIONSBANK

NATIONSBANC LEASING CORPORATION         EQUIPMENT LEASE SCHEDULE
                                        FOR MASTER EQUIPMENT LEASE AGREEMENT
- --------------------------------------------------------------------------------
SCHEDULE NUMBER 1

This Schedule, dated as of December 21, 1995, between NATIONSBANC LEASING CORPORATION ("Lessor") and Teletech Holdings, Inc. ("Lessee") is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 08713-00300 dated as of December 21, 1995 (the "Lease").
Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $870,849.33 ("Total Capitalized Cost"):

QUANTITY            DESCRIPTION              SERIAL NUMBER           COST
     1      AT&T G3R Model 07C Phone Switch                          $870,849.33
            with Call Management System
                                             Total Capitalized Cost  $870,849.33

TERM OF LEASE WITH RESPECT TO EQUIPMENT: The term of the Lease for the Equipment described herein is for an Interim Term commencing on the Acceptance Date set forth below, and continuing through and including the day preceding the Base Term Commencement Date; and for a Base Term of seventy-two (72) months commencing on the first (1st) day of the calendar month following the Acceptance Date (the "Base Term Commencement Date").

RENTAL: Base Rent shall be payable in seventy-two (72) consecutive monthly installments of $14,246.29 each, or as set forth in the Schedule of Base Rent installments attached hereto, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the first (1st) day of each succeeding month. Lessee shall not be obligated to pay Interim Rent.

STIPULATED LOSS VALUE: After the occurrence of any casualty loss or other event giving Lessor the right to require payment of the Equipment's Stipulated Loss Value, Lessor shall calculate such Stipulated Loss Value and give Lessee written notice thereof. Such "Stipulated Loss Value", as of any particular date, shall be the product obtained by multiplying the Total Capitalized Cost for the item of Equipment in question by the percentage, as set forth in the attached "Schedule of Stipulated Loss Values", specified opposite the rent installment number becoming due immediately after the date Lessor gives Lessee notice
requiring payment of the Stipulated Loss Value (the "SLV Payment Date").   On
the SLV Payment Date, Lessee shall pay Lessor the Stipulated Loss Value plus the rent installment then due together with any other unpaid amounts then due and owing under this Schedule. If only a portion of the Equipment is affected by any event causing calculation of Stipulated Loss Value, and the cost of such portion cannot be readily determined from the Total Capitalized Cost set forth above, then the Total Capitalized Cost for such portion shall be as reasonably calculated by Lessor, with written notice of such Total Capitalized Cost being sent to Lessee by Lessor.

ASSETS CLASS AND DEPRECIABLE LIFE: Lessee hereby warrants and represents that the above described Equipment qualifies under asset guideline class 48.121 and constitutes "5-year property" within the meaning of Internal Revenue Code
Section 168.

LOCATION-OF EQUIPMENT: Equipment will be located at 2130 Hollywood Way, Burbank, Los Angeles, CA 91505.

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

LIABILITY: Not less than $500,000.00 combined single limit liability insurance, including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

PHYSICAL DAMAGE: Comprehensive insurance, including loss by burglary, theft, malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

END OF BASE TERM OPTIONS: In lieu of Lessee's obligation to return the Equipment to Lessor, Lessee may, provided Lessee is not in default under any of the provisions of the Lease or this Schedule, and upon its having provided to Lessor written notice not less than ninety (90) days prior to the expiration of the Base Term of its election (which shall be irrevocable) to:

     (i) extend the Base Term for a period to be agreed upon by Lessee and Lessor for an amount equal to the Equipment's then fair market rental value as determined by Lessor. The fair market rental value shall be payable monthly by Lessee to Lessor on the first day of each month during the extension lease term;

     (ii) purchase all of Lessor's right, title and interest in and to all, but not less than all, of the Equipment on an "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor, for a purchase price equal to the then Fair Market Value of the Equipment. Lessee shall pay Lessor the purchase price, plus any applicable taxes, on the expiration of the Base Term in immediately available funds;

     (iii) arrange for the public or private sale of the Equipment, as of the last day of the lease term, on the open market in a commercially reasonable manner. Lessor shall have no obligation to solicit bids or buyers for any such sale. Lessee shall cause the proceeds of such sale to be transmitted directly and promptly to Lessor on the expiration of the Base Term in immediately available funds. If the proceeds of such sale, after deducting the expenses incurred in connection therewith, are more than $11,129.45, Lessor shall pay such excess to Lessee. If the net proceeds are less than $11,129.45, Lessee shall forthwith pay Lessor an amount equal to such deficiency. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

RETURN CONDITIONS: In addition to the maintenance and return conditions set forth in the Lease, the Equipment covered by this Schedule also shall be subject to the following conditions:

     1. Throughout the term of the Lease, the Equipment shall be maintained by either the manufacturer or a factory authorized technician representing the manufacturer. Upon Lessor's request, and upon reasonable notice, Lessor shall have the right to (i) review and approve Lessee's maintenance procedures and
(ii) review copies of all maintenance contracts and records, such copies to be provided by Lessee.

     2. Prior to return, at Lessee's expense, the Equipment shall be deinstalled and packaged by manufacturer's technicians or factory authorized representatives of the manufacturer in accordance with manufacturer's recommendations for shipment. Lessee shall deliver with the returned Equipment
(i) a certification as to the condition of the Equipment upon shipment and (ii) all instruction manuals, service manuals, service records and descriptive brochures (if any) relating thereto.

     3. Upon Lessor's receipt thereof, the returned Equipment must be re-certified as eligible for the manufacturer's current maintenance program, at the manufacturer's then standard rates, the cost of such re-certification to be borne by Lessee.

     4. If a sale of the Equipment is arranged at the expiration of the term of the Lease, Lessee shall be responsible for any applicable licensing or like fees relating to such sale.

EARLY TERMINATION: Should the Equipment become obsolete or no longer useful in Lessee's business, and provided that Lessee is not in default under any of the provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), terminate the lease term for not less than all the Equipment on the last day of the 12 month of the Base Term. Upon return of the Equipment to Lessor, Lessor shall sell the Equipment by public or private sale, for immediately available funds, to a third party unrelated to Lessee. Lessee shall continue to pay Lessor monthly rentals for the Equipment until Lessor receives proceeds of sale. Lessee shall use diligent efforts to solicit bids and buyers for such a sale. Lessor shall have the right, but no obligation, to solicit bids or buyers for any such sale. The proceeds of sale shall be applied in the following order to:
(i) pay the reasonable expenses of (a) holding and preparing the Equipment for sale, and (b) selling the Equipment, and; (ii) the remaining proceeds of sale (the "Net Proceeds") to Lessor. If the Net Proceeds are less than $750,141.97, then Lessee shall promptly pay to Lessor, as additional rent, at the same time and in the same manner as the proceeds of sale are required to be paid to Lessor, an amount equal to such deficiency- provided however, the maximum amount Lessee shall pay Lessor for such deficiency shall be $651,395.30, together with all other sums then due and owing by Lessee hereunder. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

Early Purchase Option: Provided Lessee is not in default under any provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty
(60) days' prior written notice (which shall be irrevocable), purchase all, but not less than all, of the Equipment from Lessor "as is, where is" with no warranty (explicit or implicit) as to any matter whatsoever, on the last day of any month of the Base Term identified below as a "Purchase Month" for a purchase price equal to the amount set forth below opposite such Purchase Month plus applicable taxes. Lessee shall remit such purchase price, together with all other amounts due and owing hereunder, in immediately available funds.

               PURCHASE MONTH           PURCHASE PRICE
               --------------           --------------
                    57th                  $219,541.09
                    60th                   179,220.77
                    63rd                   138,116.69

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 20, 1995. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").

NATIONSBANC LEASING CORPORATION (LESSOR)       Teletech Holdings, Inc. (Lessee)


By:   /s/ James R. Bates                       By:    /s/ Steven B. Coburn
     -----------------------------------            ----------------------------
Printed Name:       James R. Bates             Printed Name:   Steven B. Coburn
               -------------------------                      ------------------
Title:    Assistant Vice President             Title:   Chief Financial Officer
       ---------------------------------               -------------------------
                                               Acceptance Date:    1/12/96

                                      07N72

NATIONSBANK
NATIONSBANC LEASING CORPORATION         SCHEDULE OF STIPULATED LOSS VALUES
                                        FOR EQUIPMENT LEASE SCHEDULE
- --------------------------------------------------------------------------------
SCHEDULE NUMBER 1

This Schedule of Stipulated Loss Values is made a part of Equipment Schedule Number 1 dated December 21, 1995 to Master Equipment Lease Agreement Number 08713-00300 dated December 21, 1995, between NATIONSBANC LEASING CORPORATION ("LESSOR") and Teletech Holdings, Inc. ("Lessee").


Base Rent     Stipulated     Base Rent   Stipulated    Base Rent    Stipulated
Installment   Loss Value    Installment  Loss Value   Installment      Loss
 Number         Percent       Number       Percent      Number     Value Percent
 ------         -------       ------       -------      ------     -------------
    1          98.32027         25        70.19976        49         35.65580
    2          97.25744         26        68.91200        50         34.16787
    3          96.19461         27        67.61516        51         32.67003
    4          95.12364         28        66.30921        52         31.17005
    6          94.03753         29        64.99868        53         29.66010
    6          92.94319         30        63.67898        54         28.14796
    7          91.83362         31        62.35464        55         26.62581
    8          90.71572         32        61.02107        56         25.09360
    9          89.58945         33        59.67823        57         23.55911
   10          88.44781         34        58.33065        58         22.01451
   11          87.29772         35        56.97375        59         20.45975
   12          86.13912         36        55.60749        60         20.00000
   13          84.96501         37        54.23639        61         20.00000
   14          83.78231         38        52.85586        62         20.00000
   15          82.59097         39        51.46588        63         20.00000
   16          81.39096         40        50.06638        64         20.00000
   17          70.18249         41        48.66192        65         20.00000
   18          78.96527         42        47.24789        66         20.00000
   19          77.73951         43        45.82882        67         20.00000
   20          76.50494         44        44.40013        68         20.00000
   21          75.261S1         45        42.96178        69         20.00000
   22          74.00944         46        41.51829        70         20.00000
   23          72.74844         47        38.60208        71         20.00000
   24          71.47848         48        37.13386        72         20.00000


IN WITNESS WHEREOF, the Lessor and Lessee have caused this Schedule of Stipulated Loss Values to be executed this twenty-first (21st) day of December, 1995.

NATIONSBANC LEASING CORPORATION (LESSOR)      Teletech Holdings, Inc. (Debtor)


By:        /s/ James R. Bates                 By:    /s/ Steven B. Coburn
    ------------------------------------           ----------------------------
Printed Name:   James R. Bates                Printed Name:   Steven B. Coburn
               -------------------------                     ------------------
Title:    Assistant Vice President            Title:    Chief Financial Officer
        --------------------------------              -------------------------

NATIONSBANK

NATIONSBANC LEASING CORPORATION         EQUIPMENT LEASE SCHEDULE
                                        FOR MASTER EQUIPMENT LEASE AGREEMENT
- --------------------------------------------------------------------------------

SCHEDULE NUMBER 2

This Schedule, dated as of March 7, 1996, between NationsBanc Leasing Corporation, as Lessor, and Teletech Holdings, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 08713-00300 dated as of December 21, 1995 (the "Lease"). Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $119,990.00 ("Total Capitalized Cost"):

See Exhibit A - Description of Equipment attached hereto and made a part hereof.

TERM OF LEASE WITH RESPECT TO EQUIPMENT: The term of the Lease for the Equipment described herein is for an Interim Term commencing on the Acceptance Date set forth below, and continuing through and including the day preceding the Base Term Commencement Date; and for a Base Term of sixty (60) months commencing on the 1st day of the calendar month following the Acceptance Date (the "Base Term Commencement Date").

RENTAL: Base Rent shall be payable in sixty (60) consecutive monthly installments of $2,045.83 each, or as set forth in the Schedule of Base Rent installments attached hereto, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the 1st day of each succeeding month.

STIPULATED LOSS VALUE: After the occurrence of any casualty loss or other event giving Lessor the right to require payment of the Equipment's Stipulated Loss Value, Lessor shall calculate such Stipulated Loss Value and give Lessee written notice thereof Such "Stipulated Loss Value", as of any particular date, shall be the product obtained by multiplying the Total Capitalized Cost for the item of Equipment in question by the percentage, as set forth in the attached "Schedule of Stipulated Loss Values", specified opposite the rent installment number becoming due immediately after the date Lessor gives Lessee notice requiring payment of the Stipulated Loss Value (the "SLV Payment Date"). On the SLV Payment Date, Lessee shall pay Lessor the Stipulated Loss Value plus the rent installment then due, together with any other unpaid amounts then due and owing under this Schedule. If only a portion of the Equipment is affected by any event causing calculation of Stipulated Loss Value, and the cost of such portion cannot be readily determined from the Total Capitalized Cost set forth above, then the Total Capitalized Cost for such portion shall be as reasonably calculated by Lessor, with written notice of such Total Capitalized Cost being sent to Lessee by Lessor.

ASSETS CLASS AND DEPRECIABLE LIFE: Lessee hereby warrants and represents that the above described Equipment qualifies under asset guideline class 57 and constitutes "5-year property" within the meaning of Internal Revenue Code
Section 168.

LOCATION OF EQUIPMENT: Equipment will be located at 400 East 84th Avenue #200, Thornton, Adams, CO 80229.

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

LIABILITY: Not less than $500,000.00 combined single limit liability insurance, including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

PHYSICAL DAMAGE: Comprehensive insurance, including loss by burglary, theft, malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

END OF BASE TERM OPTIONS: In lieu of Lessee's obligation to return the Equipment to Lessor, Lessee may, provided Lessee is not in default under any of the provisions of the Lease or this Schedule, and upon its having provided to Lessor written notice not less than ninety (90) days prior to the expiration of the Base Term of its election (which shall be irrevocable) to:

     (i) purchase all of Lessor's right, title and interest in and to all, but not less than all, of the Equipment for a purchase price equal to the greater of (a) the then Fair Market Value of the Equipment, or (b) $23,998.00.

     (ii) elect to extend the Base Term for a period to be agreed upon by Lessee and Lessor for an amount equal to the Equipment's then fair market rental value as determined by Lessor. The fair market rental value shall be payable monthly by Lessee to Lessor on the first day of each month during the extension lease term.

Should Lessee elect to return the Equipment to Lessor, in accordance with the terms and conditions of the Lease, Lessee shall pay to Lessor a reconditioning charge equivalent to $7,199.40 simultaneous with Lessee's return of such Equipment to Lessor.

EARLY PURCHASE OPTION: Provided Lessee is not in default under any provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), purchase all, but not less than all, of the Equipment from Lessor "as is, where is" with no warranty (explicit or implicit) as to any matter whatsoever, on the last day of the 52nd month of the Base Term for a purchase price equal to the amount of $41,672.53 plus applicable taxes. Lessee shall remit such purchase price, together with all other amounts due and owing hereunder, in immediately available funds.

OTHER CONDITIONS:

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 20, 1995. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it, and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").


NationsBanc Leasing Corporation              Teletech Holdings, Inc.


By:   /s/ James R. Bates                     By:    /s/ Steven B. Coburn
     ------------------------------               ------------------------------
Printed Name:   James R. Bates               Printed Name:    Steven B. Coburn
               --------------------                         --------------------
Title:    Assistant Vice President           Title:   Vice President/CFO
        ---------------------------                  ---------------------------
                                             Acceptance Date:   3/12/96
                                                              -----------

                 EXHIBIT A TO EQUIPMENT LEASE SCHEDULE NUMBER 2


Lessee: Teletech Holdings, Inc.

Lessor: NationsBanc Leasing Corporation

Quantity  Description                        Serial Number  Cost

     1    Cummins Generator, 1000DFJD 69164, L950594824, Exide   $119,990.00

                                                Total Cap Cost   $119,990.00

NATIONSBANKS

NATIONSBANC LEASING CORPORATION         SCHEDULE OF STIPULATED LOSS VALUES
                                        FOR EQUIPMENT LEASE SCHEDULE
- --------------------------------------------------------------------------------

SCHEDULE NUMBER 2

     This Schedule of Stipulated Loss Values is made a part of Equipment Schedule No. 2, dated March 7, 1996, to Master Equipment Lease Agreement Number 08713-00300, dated as of December 21, 1995, between NationsBanc Leasing Corporation (as "Lessor") and Teletech Holdings, Inc. (as "Lessee").

    Base Rent       Stipulated Loss          Base Rent         Stipulated Loss
  Install Number     Value Percent        Install Number        Value Percent
  --------------     -------------        --------------        -------------
         1            100.46682                 35                59.18790
         2             99.42322                 36                57.79243S
         3             98.37090                 37                56.38667
         4             97.30806                 38                54.97594
         5             96.23642                 39                53.55487
         6             95.15595                 40                52.12875
         7             94.06484                 41                50.69222
         8             92.96480                 42                49.24523
         9             91.85580                 43                47 79309
        10             90.73603                 44                46.33041
        11             89.60721                 45                44.85716
        12             88.46930                 46                43.37863
        13             87.32226                 47                41.88946
        14             86.15914                 48                40.38960
        15             84.98678                 49                38.87900
        16             83.79824                 50                37.34997
        17             82.60033                 51                35.8iol4
        18             81.39303                 52                34.26478
        19             80.16939                 53                32.70855
        20             78.93624                 54                31.14138
        21             77.69353                 55                29.56857
        22             76.43433                 56                27.98476
        23             75.16545                 57                26.38990
        24             73.88686                 58                24.78928
        25             72.59851                 59                23.17752
        26             71.30112                 60                21.55459
        27             69.99388
        28             68.67752
        29             67.35123
        30             66.01497
        31             64.66945
        32             63.31388
        33             61.94821
        34             60.57315

     In Witness Whereof, Lessee and Lessor have caused this Schedule of stipulated Loss Values to be executed by its authorized officers.


NationsBanc Leasing Corporation              Teletech Holdings, Inc.


By:   /s/ James R. Bates                     By:    /s/ Steven B. Coburn
     ------------------------------               ------------------------------
Printed Name:   James R. Bates               Printed Name:   Steven B. Coburn
               --------------------                         --------------------
Title:   Assistant Vice President            Title:    Vice President/CFO
        ---------------------------                  ---------------------------

NATIONSBANKS

NATIONSBANC LEASING CORPORATION         EQUIPMENT LEASE SCHEDULE
                                        FOR MASTER EQUIPMENT LEASE AGREEMENT
- --------------------------------------------------------------------------------

SCHEDULE NUMBER 3

This Schedule, dated as of April 24, 1996, between NATIONSBANC LEASING CORPORATION, as Lessor, and Teletech Holdings, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 08713-00300 dated as of December 21, 1995 (the "Lease").
Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OF EQUIPMENT, the total cost of which to Lessor is $994,825.05 ("Total Capitalized Cost"):

QUANTITY  DESCRIPTION                                       COST
One (1)   AT&T G3R Model 07C Phone Switch with
          Call Management System and all present and
          future accessions and attachments thereto.        $994,825.05

TERM. The term of the Lease for the Equipment described herein is for a Base Term of seventy-two (72) months commencing on May 1, 11996 (the "Base Term Commencement Date").

RENTAL. Base Rent shall be payable in seventy-two (72) consecutive monthly rental installments of $ 17,001.56 each commencing on the Base Term Commencement Date, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the first (1st) day of each succeeding month.

STIPULATED LOSS VALUE: After the occurrence of any casualty loss or other event giving Lessor the right to require payment of the Equipment's Stipulated Loss Value, Lessor shall calculate such Stipulated Loss Value and give Lessee-written notice thereof Such Stipulated Loss Value", as of any particular date, shall be the product obtained by multiplying the Total Capitalized Cost for the item of Equipment in question by the percentage, as set forth in the attached "Schedule of Stipulated Loss Values", specified opposite the rent installment number becoming due immediately after the date Lessor gives Lessee notice requiring payment of the Stipulated Loss Value (the "SLV Payment Date"). On the SLV Payment Date, Lessee shall pay Lessor the Stipulated Loss Value plus the rent installment then due, together with any other unpaid amount then due and owing under this Schedule. If only a portion of the Equipment is affected by [any event causing calculation of Stipulated Loss Value and the cost of such portion cannot be readily determined from the Total Capitalized Cost set forth above, then the Total Capitalized Cost for such portion shall be as reasonably calculated by Lessor, with written notice of such Total Capitalized Cost being sent to Lessee by Lessor.

ASSETS CLASS AND DEPRECIABLE LIFE: Lessee hereby warrants and represents that the above described Equipment qualifies under asset guideline class 57 and constitutes "5-year property" within the meaning of Internal Revenue Code
Section 168.

LOCATION OF EQUIPMENT: Equipment will be located at 400 East 8th Avenue, #200, Thornton, CO 80229.

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

LIABILITY: Not less than $500,000.00 combined single limit liability insurance, including bodily injury and death and property damage covering activities of Lessor and Lessee and naming Lessor as additional insured.

PHYSICAL DAMAGE: Comprehensive insurance, including loss by burglary, theft, malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

END OF BASE TERM OPTIONS: In lieu of Lessee's obligation to return the Equipment to Lessor, Lessee may, provided Lessee is not in default under any of the provisions of the Lease or this Schedule, and upon its having provided to Lessor written notice not less than ninety (90) days prior to the expiration of the Base Term of its election (which shall be irrevocable) to:

     (i) extend the Base Term for a period to be agreed upon by Lessee and Lessor for an amount equal to the Equipment's then fair market rental value as determined by Lessor. The fair market rental value shall be payable monthly by Lessee to Lessor on the first (1st) day of each month during the extension lease term: or,

     (ii) purchase all of Lessor's right, title and interest in and to all, but not less than all, of the Equipment on an "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor, for a purchase price equal to the then Fair Market Value of the Equipment Lessee shall pay Lessor the purchase price, plus any applicable taxes, on the expiration of the Base Term in immediately available funds, or,

     (iii) arrange for the public or private sale of the Equipment, as of the last day of the lease term, on the open market in a commercially reasonable manner. Lessor shall have no obligation to solicit bids or buyers for any such sale. Lessee shall cause the proceeds of such sale to be transmitted directly and promptly to Lessor on the expiration of the Base Term in immediately available funds. If the proceeds of such sale, after deducting the expenses incurred in connection therewith, are more than $33,127.67, Lessor shall pay such excess to Lessee. If the net proceeds are less than $33,127.67, Lessee shall forthwith pay Lessor an amount equal to such deficiency. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

RETURN CONDITIONS: In addition to the maintenance and return conditions set forth in the Lease, the Equipment covered by this Schedule also shall be subject to the following conditions:

     1. Throughout the term of the Lease, the Equipment shall be maintained by either the manufacturer or a factory authorized technician representing the manufacturer. Upon Lessor's request, and upon reasonable notice, Lessor shall have the right to (i) review and approve Lessee's maintenance procedures and
(ii) review copies of all maintenance contracts and records, such copies to be provided by Lessee.

            Prior to return, at Lessee's expense, the Equipment shall be deinstalled and packaged by manufacturer's technicians or factory authorized representatives of the manufacturer in accordance with manufacturer's recommendations for shipment. Lessee shall deliver with the returned Equipment
(i) a certification as to the condition of the Equipment upon shipment and (ii) all instruction manuals, service manuals, service records and descriptive brochures (if any) relating thereto.

     3. Upon Lessor's receipt thereof, the returned Equipment must be re-certified as eligible for the manufacturer's current maintenance program, at the manufacturer's then standard rates, the cost of such re-certification to be borne by Lessee.

     4. If a sale of the Equipment is arranged at the expiration of the term of the Lease, Lessee shall be responsible for any applicable licensing or like fees relating to such sale.

EARLY TERMINATION: Should the Equipment become obsolete or no longer useful in Lessee's business, and provided that Lessee is not in default under any of the provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), terminate the lease term for not less than all the Equipment on the last day of the 12 month of the Base Term. Upon return of the Equipment to Lessor, Lessor shall sell the Equipment by public or private sale, for immediately available funds, to a third party unrelated to Lessee. Lessee shall continue to pay Lessor monthly rentals for the Equipment until Lessor receives proceeds of sale. Lessee shall use diligent efforts to solicit bids and buyers for such a sale. Lessor shall have the right, but no obligation, to solicit bids or buyers for any such sale. The proceeds of sale shall be applied in the following order to:
(i) pay the reasonable expenses of (a) holding and preparing the Equipment for sale, and (b) selling the Equipment, and; (ii) the remaining proceeds of sale (the "Net Proceeds") to Lessor. If the Net Proceeds are less than $889,075.14, then Lessee shall promptly pay to Lessor, as additional rent, at the same time and in the same manner as the proceeds of sale are required to be paid to Lessor, an amount equal to such deficiency- provided however, the maximum amount Lessee shall pay Lessor for such deficiency shall be $740,647.24, together with all other sums then due and owing by Lessee hereunder. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

EARLY PURCHASE OPTION: Provided Lessee is not in default under any provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), purchase all, but not less than all, of the Equipment from Lessor "as is, where is" with no warranty (explicit or implicit) as to any matter whatsoever, on the last day of any month of the Base Term identified below as a "Purchase Month" for a purchase price equal to the amount set forth below opposite such Purchase Month plus applicable taxes. Lessee shall remit such purchase price, together with all other amounts due and owing hereunder, in immediately available funds.

               PURCHASE MONTH               PURCHASE PRICE
               --------------               --------------
                    57th                     $291,483.73
                    60th                     $245,721.78
                    63rd                     $198,766.04

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 20, 1995. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").

NationsBanc Leasing Corporation              Teletech Holdings, Inc.


By:   /s/ James R. Bates                     By:    /s/ Steven B. Coburn
     ------------------------------               ------------------------------
Printed Name:   James R. Bates               Printed Name:   Steven B. Coburn
               --------------------                         --------------------
Title:   Assistant Vice President            Title:   CFO
        ---------------------------                  ---------------------------
                                             Acceptance Date:     5/2/96
                                                               -----------------

NATIONSBANKS

NATIONSBANC LEASING CORPORATION         EQUIPMENT LEASE SCHEDULE
                                        FOR MASTER EQUIPMENT LEASE AGREEMENT
- --------------------------------------------------------------------------------

SCHEDULE NUMBER 3


     This Schedule of Stipulated Loss Values is made a part of Equipment Schedule Number 3, dated April 24, 1996, to Master Equipment Lease Agreement Number 08713-00300 dated December 21, 1995, between NATIONSBANC LEASING CORPORATION ("LESSOR") and Teletech Holdings, Inc. ("Lessee").

 Base Rent    Stipulated   Base Rent    Stipulated   Base Rent     Stipulated
Installment   Loss Value  Installment   Loss Value  Installment       Loss
   Number       Percent      Number       Percent      Number     Value Percent
- ------------  ----------  -----------   ----------  -----------   -------------

     1        100.54004       25         74.10036        49          41.30242
     2         99.57074       26         72.85051        50          39.81230
     3         98.58894       27         71.59075        51          38.31622
     4         97.59768       28         70.32014        52          36.80811
     5         96.59691       29         69.03863        53          35.28793
     6         95.58350       30         67.74705        54          33.76163
     7         94.56047       31         66.44447        55          32.22316
     8         93.52777       32         65.13083        56          30.67246
     9         92.48227       33         63.80696        57          29.11548
     10        91.42698       34         62.47192        58          27.54619
     11        90.36188       35         61.12567        59          25.96451
     12        89.28689       36         59.76814        60          24.37039
     13        88.19429       37         58.40530        61          22.77364
     14        87.09168       38         57.03111        62          21.15901
     15        85.97131       39         55.65152        63          20.00000
     16        84.84080       40         54.26050        64          20.00000
     17        83.70008       41         52.85797        65          20.00000
     18        82.54141       42         51.44992        66          20.00000
     19        81.37241       43         50.03028        67          20.00000
     20        80.19301       44         48.59900        68          20.00000
     21        78.99548       45         47.16205        69          20.00000
     22        77.78741       46         45.71337        70          20.00000
     23        76.56876       47         44.25291        71          20.00000
     24        75.33947       48         42.78060        72          20.00000



IN WITNESS WHEREOF, the Lessor and Lessee have caused this Schedule of Stipulated Loss Values to be executed this (2) day of May, 1996.

NATIONSBANC LEASING CORPORATION (LESSOR)      Teletech Holdings, Inc. (Lessee)

By:   /s/ James R. Bates                      By:     /s/ Steven B. Coburn
     ------------------------------               ------------------------------
Printed Name: James R. Bates                  Printed Name: Steve Coburn
Title:  Assistant Vice President                 Title:  CFO

NATIONSBANK

NATIONSBANC LEASING CORPORATION         EQUIPMENT LEASE SCHEDULE FOR
                                        MASTER EQUIPMENT LEASE AGREEMENT
- --------------------------------------------------------------------------------
SCHEDULE NUMBER 4

This Schedule, dated as of April 24, 1996, between NATIONSBANC LEASING CORPORATION, as Lessor, and Teletech Holdings, Inc., as Lessee, is executed pursuant to and is subject to the terms and conditions of Master Equipment Lease Agreement Number 08713-00300 dated as of December 21, 1995 (the "Lease").
Unless otherwise defined herein, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the Lease. Should any terms and conditions of this Schedule conflict with any provision of the Lease, the terms and conditions herein shall supersede conflicting terms and conditions in the Lease.

Lessee hereby authorizes Lessor to insert herein the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters.

DESCRIPTION OT EQUIPMENT, the total cost of which to Lessor is $56,834.02 ("Total Capitalized Cost"):

          DESCRIPTION                                     COST
Operating software for AT&T G3R Model 07C Phone         $56,834.02
Switch with Call Management System

TERM. The term of the Lease for the Equipment described herein is for a Base Term of sixty-eight (68) months commencing on May 1, 1996 (the "Base Term Commencement Date").

Rental. Base Rent shall be payable in sixty-eight (68) consecutive monthly rental installments of $977.54 each commencing on the Base Term Commencement Date, the first Base Rent installment being payable on the Base Term Commencement Date and the remaining Base Rent installments being payable on the first (lst) day of each succeeding month.

Stipulated Loss Value: After the occurrence of any casualty loss or other event giving Lessor the right to require payment of the Equipment's Stipulated Loss Value, Lessor shall calculate such Stipulated Loss Value and give Lessee written notice thereof. Such "Stipulated Loss Value", as of any particular date, shall be the product obtained by multiplying the Total Capitalized Cost for the item of Equipment in question by the percentage, as set forth in the attached "Schedule of Stipulated Loss Values", specified opposite the rent installment number becoming due immediately after the date Lessor gives Lessee notice requiring payment of the Stipulated Loss Value (the "SLV Payment Date"). On the SLV Payment Date, Lessee shall pay Lessor the Stipulated Loss Value plus the rent installment then due, together with any other unpaid amounts then due and owing under this Schedule. If only a portion of the Equipment is affected by any event causing calculation of Stipulated Loss Value, and the cost of such portion cannot be readily determined from the Total Capitalized Cost set forth above, then the Total Capitalized Cost for such portion shall be as reasonably calculated by Lessor, with written notice of such Total Capitalized Cost being sent to Lessee by Lessor.

ASSETS CLASS AND DEPRECIABLE LIFE: Lessee hereby warrants and represents that the above described Equipment qualifies under asset guideline class 00.13 and constitutes "5-year property" within the meaning of Internal Revenue Code
Section 168.

LOCATION OF EQUIPMENT: Equipment will be located at 2130 Hollywood Way, Burbank, CA 91505.

INSURANCE REQUIREMENTS: In addition to the requirements set forth in the Lease, the following shall apply:

LIABILITY: Not less than $500,000.00 combined single limit liability insurance, including bodily injury and death and property damage, covering activities of Lessor and Lessee and naming Lessor as additional insured.

PHYSICAL DAMAGE: Comprehensive insurance, including loss by burglary, theft, malicious mischief and fire, for an amount not less than the Stipulated Loss Value of the Equipment, and naming Lessor as loss payee.

END OF BASE TERM OPTIONS: In lieu of Lessee's obligation to return the Equipment to Lessor, Lessee may, provided Lessee is not in default under any of the provisions of the Lease or this Schedule, and upon its having provided to Lessor written notice not less than ninety (90) days prior to the expiration of the Base Term of its election (which shall be irrevocable) to:

     (i) extend the Base Term for a period to be agreed upon by Lessee and Lessor for an amount equal to the Equipment's then fair market rental value as determined by Lessor. The fair market rental value shall be payable monthly by Lessee to Lessor on the first (1st) day of each month during the extension lease term: or,

     (ii) purchase all of Lessor's right, title and interest in and to all, but not less than all, of the Equipment on an "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor, for a purchase price equal to the then Fair Market Value of the Equipment. Lessee shall pay Lessor the purchase price, plus any applicable taxes, on the expiration of the Base Term in immediately available funds; or,

     (iii) arrange for the public or private sale of the Equipment, as of the last day of the lease term, on the open market in a commercially reasonable manner. Lessor shall have no obligation to solicit bids or buyers for any such sale. Lessee shall cause the proceeds of such sale to be transmitted directly and promptly to Lessor on the expiration of the Base Term in immediately available funds. If the proceeds of such sale, after deducting the expenses incurred in connection therewith, are more than $3,029.25, Lessor shall pay such excess to Lessee. If the net proceeds are less than $3,029.25, Lessee shall forthwith pay Lessor an amount equal to such deficiency. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

RETURN CONDITIONS: In addition to the maintenance and return conditions set forth in the Lease, the Equipment covered by this Schedule also shall be subject to the following conditions:

     1. Throughout the term of the Lease, the Equipment shall be maintained by either the manufacturer or a factory authorized technician representing the manufacturer. Upon Lessor's request, and upon reasonable notice, Lessor shall have the right to (i) review and approve Lessee's maintenance procedures and
(ii) review copies of all maintenance contracts and records, such copies to be provided by Lessee.

     2. Prior to return, at Lessee's expense, the Equipment shall be deinstalled and packaged by manufacturer's technicians or factory authorized representatives of the manufacturer in accordance with manufacturer's recommendations for shipment. Lessee shall deliver with the returned Equipment
(i) a certification as to the condition of the Equipment upon shipment and (ii) all instruction manuals, service manuals, service records and descriptive brochures (if any) relating thereto.

     3. Upon Lessor's receipt thereof, the returned Equipment must be re-certified as eligible for the manufacturer's current maintenance program, at the manufacturer's then standard rates, the cost of such re-certification to be borne by Lessee.

     4. If a sale of the Equipment is arranged at the expiration of the term of the Lease, Lessee shall be responsible for any applicable licensing or like fees relating to such sale.

EARLY TERMINATION: Should the Equipment become obsolete or no longer useful in Lessee's business, and provided that Lessee is not in default under any of the provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), terminate the lease term for not less than all the Equipment on the last day of the 8th month of the Base Term. Upon return of the Equipment to Lessor, Lessor shall sell the Equipment by public or private sale, for immediately available funds, to a third party unrelated to Lessee. Lessee shall continue to pay Lessor monthly rentals for the Equipment until Lessor receives proceeds of sale. Lessee shall use diligent efforts to solicit bids and buyers for such a sale. Lessor shall have the right, but no obligation, to solicit bids or buyers for any such sale. The proceeds of sale shall be applied in the following order to: (i) pay the reasonable expenses of (a) holding and preparing the Equipment for sale, and (b) selling the Equipment, and; (ii) the remaining proceeds of sale (the "Net Proceeds") to Lessor. If the Net Proceeds are less than $52,571.46, then Lessee shall promptly pay to Lessor, as additional rent, at the same time and in the same manner as the proceeds of sale are required to be paid to Lessor, an amount equal to such deficiency; provided however, the maximum amount Lessee shall pay Lessor for such deficiency shall be $44,353.26, together with all other sums then due and owing by Lessee hereunder. Upon the consummation of such an approved sale, Lessor will execute and transmit to buyer (or, if none, to Lessee) a bill of sale conveying all Lessor's right, title and interest "As-Is", "Where-Is" basis, with no warranties (express or implied) as to any matter whatsoever, except that no security interest, lien or encumbrance against such Equipment then exists that has been created by Lessor.

EARLY PURCHASE OPTION: Provided Lessee is not in default under any provisions of the Lease or this Schedule, Lessee may, upon giving Lessor not less than sixty (60) days' prior written notice (which shall be irrevocable), purchase all, but not less than all, of the Equipment from Lessor "as is, where is" with no warranty (explicit or implicit) as to any matter whatsoever, on the last day of any month of the Base Term identified below as a "Purchase Month" for a purchase price equal to the amount set forth below opposite such Purchase Month plus applicable taxes. Lessee shall remit such purchase price, together with all other amounts due and owing hereunder, in immediately available funds.

          PURCHASE MONTH                          PURCHASE PRICE
                 53th                             $14,327.85
                 56th                             $11,696.44
                 59th                             $9,013.87

NO MATERIAL ADVERSE CHANGE: Lessee represents and warrants that there has been no material adverse change in its business or financial condition since December 20, 1995. Lessor shall not be obligated to execute this Schedule and lease the Equipment hereunder to Lessee if there shall have occurred any change in applicable law that would have a material adverse impact on the transaction contemplated hereby or there shall have occurred a material adverse change (in Lessor's sole judgment) in the financial or business condition of Lessee.

ACKNOWLEDGMENT OF RECEIPT OF EQUIPMENT: Lessee acknowledges that the Equipment described herein above has been delivered to and received by it, is conforming as represented, and is acceptable and satisfactory to it, and that the same has been irrevocably accepted as Equipment leased by Lessee under this Schedule as of the date written below (the "Acceptance Date").

NationsBanc Leasing Corporation (Lessor)     Teletech Holdings, Inc. (Lessee)

By:   /s/ James R. Bates                     By:   /s/ Steven B. Coburn
     ------------------------------              -------------------------------
Printed Name: James R. Bates                 Printed Name: Steven B. Coburn
              ---------------------                        ---------------------
Title:  Assistant Vice President             Title:     CFO
        ---------------------------                  --------
                                             Acceptance Date:  5/2/96
                                                               -------

NATIONSBANC

NATIONSBANC LEASING CORPORATION         SCHEDULE OF STIPULATED LOSS VALUES
                                        FOR EQUIPMENT LEASE SCHEDULE
- --------------------------------------------------------------------------------

SCHEDULE NUMBER 4

This Schedule of Stipulated Loss Values is made a part of Equipment Schedule Number 4 dated April 26, 1996, to Master Equipment Lease Agreement Number 08713-00300 dated December 21, 1995, between NationsBanc Leasing Corporation ("Lessor") and Teletech Holdings, Inc. ("Lessee").

 Base Rent    Stipulated    Base Rent    Stipulated   Base Rent    Stipulated
Installment   Loss Value   Installment   Loss Value  Installment      Loss
  Number        Percent      Number        Percent     Number     Value Percent
  ------        -------      ------        -------     ------     -------------
     1        100.25352        25         67.93636       49         29.06994
     2         98.99215        26         66.37266       50         27.24694
     3         97.71947        27         64.79916       51         25.40990
     4         96.43540        28         63.21282       52         23.56674
     5         95.13628        29         61.61357       53         21.70943
     6         93.82565        30         60.00435       54         20.00000
     7         92.50345        31         58.38211       55         20.00000
     8         91.16601        32         56.74679       56         20.00000
     9         89.81688        33         55.10132       57         20.00000
    10         88.45600        34         53.44266       58         20.00000
    11         87.08331        35         51.77075       59         20.00000
    12         85.69336        36         50.08552       60         20.00000
    13         84.29147        37         48.39492       61         20.00000
    14         82.87218        38         46.69091       62         20.00000
    15         81.44080        39         44.98144       63         20.00000
    16         79.99726        40         43.25847       64         20.00000
    17         78.53613        41         41.52193       65         20.00000
    18         77.06270        42         39.77978       66         20.00000
    19         75.57692        43         38.02396       67         20.00000
    20         74.07334        44         36.25442       68         20.00000
    21         72.55725        45         34.47910       69         20.00000
    22         71.02860        46         32.68996       70         20.00000
    23         69.48733        47         30.88693



IN WITNESS WHEREOF, the Lessor and Lessee have caused this Schedule of Stipulated Loss Values to be executed this (2) day of May, 1996.

NationsBanc Leasing Corporation (Lessor)     Teletech Holdings, Inc. (Lessee)

By:      /s/ James R. Bates                  By:   /s/ Steven B. Coburn
     ------------------------------               ------------------------------
Printed Name: James R. Bates                 Printed Name: Steven Coburn
              ---------------------                        ---------------------
Title:  Assistant Vice President             Title:  CFO
       ----------------------------                 ----------------------------

NATIONSBANK

NATIONSBANC LEASING CORPORATION         ADDENDUM 1 TO
                                        LEASE SCHEDULES
- --------------------------------------------------------------------------------

RE: Equipment Lease Schedules Numbers 1 and 4 dated December 21, 1995, and April 26, 1996 respectively (individually "Schedule 1" or "Schedule 4" as applicable or a "Schedule", collectively the "Schedules") to that certain Master Equipment Lease Agreement Number 08713-00300 (collectively with the Schedules, the "Lease") dated December 21, 1995, between NATIONSBANC LEASING CORPORATION ("Lessor") and Teletech Holdings, Inc. ("Lessee").

THIS LEASE ADDENDUM, is entered into and delivered by Lessor and Lessee this twenty-sixth (26th) day of April, 1996.

Whereas, Lessor and Lessee entered into and delivered the Lease for the lease by Lessor to Lessee of the equipment described in the Schedules; and

Whereas, the Equipment leased under Schedule 4 has been permanently affixed to the Equipment leased under Schedule 1.

Now, therefore, in consideration of good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Lessor and Lessee agree as follows:

     1. The occurrence of any casualty loss or other event giving Lessor the right to require immediate payment of the Stipulated Loss Value of the Equipment leased under Schedule 1 or Schedule 4 shall constitute an event giving Lessor the right to require immediate payment of the Stipulated Loss Value of the Equipment leased under both Schedules.

     2. Lessee's election to exercise any such termination option with respect to Schedule 1 shall constitute an event giving Lessor the right to require immediate payment of the Stipulated Loss Value of the Equipment leased under Schedule 4.

     3. The Stipulated Loss Value of the equipment leased under a Schedule shall be calculated as set forth in that respective Schedule.

     4. Lessee's rights and obligations regarding any Renewal, Purchase Option, or return of the Equipment leased under the Schedules, shall be exercised and satisfied consistently and concurrently with respect to the Equipment leased under each Schedule.

     5. If Lessee exercises any rights of Renewal or Purchase Options, Lessor may, in Lessor's sole discretion, determine any fair market rental values or Fair Market Values of the Equipment leased under the Schedules as a single item or as multiple items of Equipment.

     6. By the reference hereinabove, the terms and conditions of the Lease are hereby incorporated in this Addendum. Any capitalized terms used, but not defined, herein shall have the same meanings ascribed them in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Lease Addendum to be duly executed as of the day and year first above written.

NATIONSBANC LEASING CORPORATION (Lessor)  Teletech Holdings, Inc. (Lessee)

By:   /s/ James R. Bates                  By:   /s/ Steven B. Coburn
    -------------------------------            ----------------------------
Printed Name: James R. Bates              Printed Name: Steven B. Coburn
              ---------------------                     -------------------
Title:  Assistant Vice President          Title:   CFO
        ---------------------------               -----


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